Note 5 - Income Taxes - Reconciliation of Income Tax Expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Net loss before income taxes	$ 96,388	$ 12,545	$ 8,052
Expected income tax benefit	33,736	4,391	2,818
Tax rate differential	5,796	581	297
Non-deductible expenses	(25,299)	(152)	(351)
Deemed disposal gain*	(10,506)
Impact of U.S. statutory tax rate change	(2,943)
Non-taxable income	227
Others	74	(63)	28
Change in valuation allowance	(1,085)	(4,757)	(2,792)
Total income tax benefit